ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Balanced Fund
Atlantic Whitehall Growth Fund
Atlantic Whitehall High Yield Fund
Atlantic Whitehall Income Fund

Supplement dated July 16, 2003
to the Prospectus dated April 1, 2003,
as supplemented April 24, 2003

            Effective immediately, the shares of the Atlantic Whitehall Funds included in this Prospectus have been named the "Distributor Class" shares.